                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

  /X/   Filed by the Registrant
  / /   Filed by a Party other than the Registrant

  Check the appropriate box:
  / /   Preliminary Proxy Statement
  / /   Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
        14a-6(e)(2))
  / /   Definitive Proxy Statement
  /X/   Definitive Additional Materials
  / /   Soliciting Material Pursuant to Sec. 240.14a-12

                            GARTMORE   MUTUAL  FUNDS
                            ________________________
                (Name  of Registrant as Specified In Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

  Payment of Filing Fee  (Check the appropriate box):
  _____________________

  /X/  No fee required.

  / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1. Title of each class of securities to which transaction applies:

       2. Aggregate number of securities to which transaction applies:

       3. Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4. Proposed maximum aggregate value of transaction:

       5. Total fee paid:

  / /  Fee paid previously with preliminary proxy materials.

  / /  Check box if any part of the fee is offset as provided by Exchange Act
       Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

       1.  Amount Previously Paid:_____________________________________________

       2.  Form, Schedule or Registration Statement No.:_______________________

       3.  Filing Party:_______________________________________________________

       4.  Date Filed:_________________________________________________________

       Notes.

                                                                [owl graphic]
                        IMPORTANT NOTICE REGARDING
                            THE MONTGOMERY FUNDS

                    Montgomery Global Opportunities Fund
                        Montgomery Global Focus Fund
                Montgomery Partners Long-Short Equity Plus Fund

     May 19, 2003

     Dear Shareholder:

     By now you should have received proxy  materials for the Special Meeting of
     Shareholders scheduled to occur on June 13, 2003. Our records indicate that we have not yet  received  a vote from  you.  If  sufficient  votes are not obtained,  the  Montgomery  Funds'  Boards of Trustees may have to consider other options for the funds including, liquidation.

     EVERY VOTE COUNTS

     A shareholder may think his or her vote is not important,  but it is vital.
     Your vote will help enable  your  fund(s) to hold this  special  meeting as scheduled,  so we urge  you to  vote  your  proxy  now.  You and all  other shareholders will benefit from your participation.

     The  funds'   boards  have   approved   the   proposals   detailed  in  the
     prospectus/proxy  statement  and believe that the proposals are in the best interest of shareholders.  They urge you to vote "FOR" each proposal.  Some of the main considerations for this were:

          1)   Gartmore  Global  Investments is a global asset  management  firm with offices in the US, UK and Japan.
          2)   As of March 31, 2003,  Gartmore had $31.2 billion of assets under management  in the US. You will have  access to this  larger fund family with a broader array of products and an expanded  range of investment  options  and  exchange  opportunities  for  you  as a shareholder.
          3)   The objectives and strategies of the funds in the proposed reorganizations are similar.
          4)   Your fund's  expenses  are  expected to stay the same or decrease after the reorganization.

     If you have any  questions  about any of the proxy  materials,  please call
     Georgeson  Shareholder  Communications'  Inc.,  at  1-866-397-4638  or your investment professional.

     For your convenience, please use one of the easy methods below to cast your vote:

     1.   By Phone. Call Georgeson toll-free at 1-866-397-4638.  Representatives are  available  to take your vote Monday  through  Friday  between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00
          p.m. Eastern Time.

     2.   By Internet.  Visit  www.proxyweb.com  and enter the 14-digit  control number located on your proxy ballot.

     3.   By Touch-tone  Phone.  Dial the  toll-free  number found on your proxy card and follow the simple instructions.

     4.   By Mail.  Simply  return your executed  proxy in the enclosed  postage paid envelope. Due to the short time period before the meeting, please consider using one of the other options listed above to cast your vote so that it can be received prior to the shareholder meeting.

                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

     The Funds have been advised  that all of the  proposals to be voted upon at the Meeting are non-routine;  therefore, the Funds do not expect to receive any broker  non-votes.  If the Funds did  receive  broker  non-votes,  such non-votes  would be counted  towards  establishing a quorum at the Meeting.
     However,  broker  non-votes do not  represent a vote "for" or "against" the proposals  and are  disregarded  in  determining  whether  a  proposal  has received sufficient votes. As a result, broker non-votes will have the same effect as a vote "against" the proposals.

                          Montgomery Asset Management
            101 California Street, San Francisco, California 94111,
           Tel. 800-572-FUND [3863] Web: www.montgomeryasset.com

                                                                [owl graphic]

                            IMPORTANT NOTICE REGARDING
                               THE MONTGOMERY FUNDS

                          Montgomery Global Opportunities Fund
                              Montgomery Global Focus Fund
                     Montgomery Partners Long-Short Equity Plus Fund

     May 19, 2003

     Dear Shareholder:

     By now you should have received proxy  materials for the Special Meeting of
     Shareholders scheduled to occur on June 13, 2003. Our records indicate that we have not yet  received  a vote from  you.  If  sufficient  votes are not obtained,  the  Montgomery  Funds'  Boards of Trustees may have to consider other options for the funds including, liquidation.

     EVERY VOTE COUNTS

     A shareholder may think his or her vote is not important,  but it is vital.
     Your vote will help enable  your  fund(s) to hold this  special  meeting as scheduled,  so we urge  you to  vote  your  proxy  now.  You and all  other shareholders will benefit from your participation.

     The  funds'   boards  have   approved   the   proposals   detailed  in  the
     prospectus/proxy  statement  and believe that the proposals are in the best interest of shareholders.  They urge you to vote "FOR" each proposal.  Some of the main considerations for this were:

          1)   Gartmore  Global  Investments is a global asset  management  firm with offices in the US, UK and Japan.
          2)   As of March 31, 2003,  Gartmore had $31.2 billion of assets under management  in the US. You will have  access to this  larger fund family with a broader array of products and an expanded  range of investment  options  and  exchange  opportunities  for  you  as a shareholder.
          3)   The  objectives  and  strategies  of the  funds  in the  proposed reorganizations are similar.
          4)   Your fund's  expenses  are  expected to stay the same or decrease after the reorganization.

     If you have any  questions  about any of the proxy  materials,  please call
     Georgeson  Shareholder  Communications'  Inc.,  at  1-866-397-4638  or your investment professional.

     For your convenience, please use one of the easy methods below to cast your vote:

     1.   By Internet.  Visit  www.proxyvote.com  and enter the 12-digit control number located on your proxy ballot.

     2.   By Touch-tone  Phone.  Dial the  toll-free  number found on your proxy card and follow the simple instructions.

     3.   By Mail.  Simply  return your executed  proxy in the enclosed  postage paid envelope. Due to the short time period before the meeting, please consider using one of the other options listed above to cast your vote so that it can be received prior to the shareholder meeting.

                  YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

     The Funds have been advised  that all of the  proposals to be voted upon at the Meeting are non-routine;  therefore, the Funds do not expect to receive any broker  non-votes.  If the Funds did  receive  broker  non-votes,  such non-votes  would be counted  towards  establishing a quorum at the Meeting.
     However,  broker  non-votes do not  represent a vote "for" or "against" the proposals  and are  disregarded  in  determining  whether  a  proposal  has received sufficient votes. As a result, broker non-votes will have the same effect as a vote "against" the proposals.

                         Montgomery Asset Management
          101  California Street, San Francisco,California 94111,
             Tel.800-572-FUND [3863] Web: www.montgomeryasset.com

                                                                [owl graphic]
                          IMPORTANT NOTICE REGARDING
                              THE MONTGOMERY FUNDS

                      Montgomery Global Opportunities Fund
                           Montgomery Global Focus Fund
                  Montgomery Partners Long-Short Equity Plus Fund

     May 19, 2003

     Dear Shareholder:

     By now you should have received proxy  materials for the Special Meeting of
     Shareholders scheduled to occur on June 13, 2003. Our records indicate that we have not yet  received  a vote from  you.  If  sufficient  votes are not obtained,  the  Montgomery  Funds'  Boards of Trustees may have to consider other options for the funds including, liquidation.

     EVERY VOTE COUNTS

     A shareholder may think his or her vote is not important,  but it is vital.
     Your vote will help enable  your  fund(s) to hold this  special  meeting as scheduled,  so we urge  you to  vote  your  proxy  now.  You and all  other shareholders will benefit from your participation.

     The  funds'   boards  have   approved   the   proposals   detailed  in  the
     prospectus/proxy  statement  and believe that the proposals are in the best interest of shareholders.  They urge you to vote "FOR" each proposal.  Some of the main considerations for this were:

          1)   Gartmore  Global  Investments is a global asset  management  firm with offices in the US, UK and Japan.
          2)   As of March 31, 2003,  Gartmore had $31.2 billion of assets under management  in the US. You will have  access to this  larger fund family with a broader array of products and an expanded  range of investment  options  and  exchange  opportunities  for  you  as a shareholder.
          3)   The  objectives  and  strategies  of the  funds  in the  proposed reorganizations are similar.
          4)   Your fund's  expenses  are  expected to stay the same or decrease after the reorganization.

     If you have any  questions  about any of the proxy  materials,  please call
     Georgeson  Shareholder  Communications'  Inc.,  at  1-866-397-4638  or your investment professional.

     For your convenience, please use one of the easy methods below to cast your vote:

     1.   By Phone. Call Georgeson toll-free at 1-866-397-4638.  Representatives are  available  to take your vote Monday  through  Friday  between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00
          p.m. Eastern Time.

     2.   By Internet.  Visit  www.proxyvote.com  and enter the 12-digit control number located on your proxy ballot.

     3.   By Touch-tone  Phone.  Dial the  toll-free  number found on your proxy card and follow the simple instructions.

     4.   By Mail.  Simply  return your executed  proxy in the enclosed  postage paid envelope. Due to the short time period before the meeting, please consider using one of the other options listed above to cast your vote so that it can be received prior to the shareholder meeting.

                  YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

     The Funds have been advised  that all of the  proposals to be voted upon at the Meeting are non-routine;  therefore, the Funds do not expect to receive any broker  non-votes.  If the Funds did  receive  broker  non-votes,  such non-votes  would be counted  towards  establishing a quorum at the Meeting.
     However,  broker  non-votes do not  represent a vote "for" or "against" the proposals  and are  disregarded  in  determining  whether  a  proposal  has received sufficient votes. As a result, broker non-votes will have the same effect as a vote "against" the proposals.

                           Montgomery Asset Management
               101 California Street, San Francisco, California 94111,
               Tel. 800-572-FUND [3863] Web: www.montgomeryasset.com